LEGG MASON PARTNERS VARIABLE PORTFOLIOS III, INC.

on behalf of

LEGG MASON PARTNERS VARIABLE SOCIAL AWARENESS STOCK PORTFOLIO

(the “fund”)

Supplement Dated February 28, 2007

to

Prospectus Dated February 28, 2007

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Effective April 30, 2007, the fund will no longer follow a policy of investing, under normal circumstances, at least 80% of the value of the fund’s net assets in equity securities. While the fund will continue to invest primarily in equity securities, the fund will target a 30% investment (normally between 25% and 35%) in fixed income securities. The fixed income securities in which the fund will invest will be primarily investment grade, and may be of any maturity. The fund also may invest a portion of its assets in equity and debt securities of foreign issuers. In addition, the fund’s name will change to “Legg Mason Partners Variable Social Awareness Portfolio.” More information about the fund’s new investment policies is provided below.

New Sub-Adviser

The fund’s shareholders have approved a new sub-advisory agreement with Legg Mason Investment Counsel Inc. (“LMIC” or the “sub-adviser”). The new sub-advisory agreement will be effective on April 30, 2007. The fund’s Board has also approved certain changes to the principal investment strategies of the fund and an additional benchmark for the fund, also to be effective on April 30, 2007.

New Principal Investment Strategies

The fund will continue to invest primarily in equity securities. Equity securities include exchange-traded and over-the-counter common stocks and preferred shares, debt securities convertible into equity securities, and warrants and rights relating to equity securities. The fund will target a 30% investment (normally between 25% and 35%) in fixed income securities. The fixed income securities in which the fund is permitted to invest are primarily investment grade, and may be of any maturity. The fund will also be permitted to invest a portion of its assets in equity and debt securities of foreign issuers. As described below, the sub-adviser will emphasize companies that both offer attractive investment opportunities and demonstrate a positive awareness of their impact on the society in which they operate, relative to other companies in their industries.

Selection Process

Equity securities. The fund will invest in a broad range of companies, industries and sectors, without regard to market capitalization. The sub-adviser uses a “core” approach to selecting equity securities. In selecting individual equity securities, the sub-adviser looks for companies it believes are undervalued. Specifically, the sub-adviser looks for:

•	Attractive risk-adjusted price/earnings ratio, relative to growth

•	Positive earnings trends

•	Favorable financial condition

Fixed income securities. In selecting fixed income investments, the sub-adviser:

•	Determines sector and maturity weightings based on intermediate- and long-term assessments of the economic environment and interest rate outlook

•	Uses fundamental analysis to determine the relative value of bond issues

•	Identifies undervalued bonds and attempts to avoid bonds that may be subject to credit downgrades

Social awareness criteria. As a component of the selection process, the sub-adviser considers whether, relative to other companies in an industry, a company that meets these investment criteria also is sensitive to social issues related to its products, services, or methods of doing business.

Social factors considered include:

•	Fair and reasonable employment practices

•	Contributions to the general well-being of the citizens of its host communities and countries and respect for human rights

•

Efforts and strategies to minimize the negative impact of business activities and to preserve the earth’s ecological heritage with those environmental polices, practices and procedures that are currently acceptable, or are exhibiting improvement

•	Avoidance of investments in companies that:

•	Manufacture nuclear weapons or other weapons of mass destruction

•	Derive more than 5% of their revenue from the production of non-nuclear weaponry

•	Derive more than 5% of their revenue from the production or sales of tobacco

Sub-adviser

LMIC, principally located at 100 Light Street, Baltimore, Maryland 21202, and a wholly-owned subsidiary of Legg Mason, provides customized investment counsel to individuals, family groups and institutions as well as trust services. LMIC seeks to maximize performance while managing risk through an investment discipline that is supported by fundamental research and dedicated resources. Portfolio managers at LMIC average 22 years of investment management experience and are supported by a social research team that conducts proprietary research on social issues. As of December 31, 2006, LMIC had approximately $10.5 billion in assets under management. There is no change to the fund’s advisory fee resulting from the new sub-advisory agreement.

New Portfolio Managers

Ronald T. Bates is a Managing Director at LMIC with investment responsibility for a number of foundations, endowments, institutional and private clients. In addition, Mr. Bates serves as the Director of the Socially Responsive Investment Team. Mr. Bates has been in the investment management business for 20 years. Prior to joining LMIC in January 2005, he was a Managing Director of Scudder, Stevens & Clark since January 1997. Mr. Bates will be lead manager of the fund and he will manage the equity portion of the fund.

Victoria Schwatka joined Legg Mason in 1986 and has over 34 years of investment management experience. She is responsible for managing endowment, foundation and public fund portfolios, as well as advising clients and prospects on their investment needs. Ms. Schwatka received her B.A. in French Literature from Lake Forest College and her M.B.A. in Finance, with honors, from New York University. Ms. Schwatka will be part of the team that will manage the fixed income portion of the fund.

New Benchmark

In addition to comparing its performance to the S&P 500 Index, effective April 30, 2007, the fund will compare its performance to the Lehman Brothers U.S. Aggregate Index. This benchmark has been added because of the fund’s expanded ability to invest in fixed income securities.

The Lehman U.S. Aggregate Index is designed to represent the U.S. dollar denominated, investment-grade, and fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the U.S Treasury, U.S. government-related securities, corporate bonds, mortgage backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-through securities), asset backed securities and commercial mortgage backed securities sectors.

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